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                                                                    EXHIBIT 99.2






HOWARD J. PARKER
PAULINE T. WAN
JEANE HAMILTON
NIALL E. LYNCH
LISA V. TENORIO
United States Department of Justice
Antitrust Division
450 Golden Gate Avenue
Room 10-0101, Box 36046
San Francisco, CA 94102
Telephone (415) 436-6660

Attorneys for the United States

                          UNITED STATES DISTRICT COURT

                         NORTHERN DISTRICT OF CALIFORNIA

                             SAN FRANCISCO DIVISION


                                            )
UNITED STATES OF AMERICA,                   )
                                            )
                      Plaintiff,            )
                                            )   Civil Action No. C 00-02227 TEH
               v.                           )
                                            )   Filed: June 22, 2000
JDS UNIPHASE CORPORATION                    )
and E-TEK DYNAMICS, INC.,                   )
                                            )
                      Defendants.           )
--------------------------------------------)



                              STIPULATION AND ORDER



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        It is hereby STIPULATED by and between the undersigned parties, by their respective attorneys, as follows:

        1. The Court has jurisdiction over the subject matter of this action and over each of the parties hereto, and venue of this action is proper in the United States District Court for the Northern District of California.

        2. The parties stipulate that a Final Judgment in the form hereto attached may be filed and entered by the Court, upon the motion of any party or upon the Court's own motion, at any time after compliance with the requirements of the Antitrust Procedures and Penalties Act (15 U.S.C. ss. 16), and without further notice to any party or other proceedings, provided that the plaintiff has not withdrawn its consent, which it may do at any time before the entry of the proposed Final Judgment by serving notice thereof on defendants and by filing that notice with the Court.

        3. Defendants shall abide by and comply with the provisions of the proposed Final Judgment pending entry of the Final Judgment by the Court, or until expiration of the time for all appeals of any Court ruling declining entry of the proposed Final Judgment, and shall, from the date of the entry of this Stipulation and Order, comply with all the terms and provisions of the proposed Final Judgment as though the same were in full force and effect as an order of the Court.

        4. This Stipulation shall apply with equal force and effect to any amended proposed Final Judgment agreed upon in writing by the parties and submitted to the Court.

        5. In the event that the plaintiff withdraws its consent, as provided in paragraph 2 above, or if the proposed Final Judgment is not entered pursuant to this Stipulation, or the time has expired for all appeals of any Court ruling declining entry of the proposed Final Judgment, and the Court has not otherwise ordered continuing compliance with the terms and provisions of the proposed Final Judgment, this Stipulation shall be of no effect whatsoever, and the making of this Stipulation shall be without prejudice to any party in this or any other proceeding.

        6. Defendants agree not to consummate their transaction before the Court has signed

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this Stipulation and Order.

                                        Respectfully submitted,



                                             /s/ Howard J. Parker
                                        ----------------------------------------
                                        Howard J. Parker, Esq.
                                        U.S. Department of Justice
                                        Antitrust Division
                                        450 Golden Gate Avenue
                                        Room 10-0101, Box 36046
                                        San Francisco, CA 94102
                                        Telephone (415) 436-6660
                                        Facsimile (415) 436-6687
                                        Attorney for United States of America



                                             /s/ W. Stephen Smith
                                        ----------------------------------------
                                        W. Stephen Smith, Esq.
                                        Morrison & Foerster LLP
                                        2000 Pennsylvania Avenue, N.W.
                                        Washington, D.C. 20006-1888
                                        Telephone (202) 887-1514
                                        Facsimile (202) 887-0763
                                        Attorney for JDS Uniphase Corporation



                                             /s/ Charles T. C. Compton
                                        ----------------------------------------
                                        Charles T. C. Compton, Esq.
                                        Wilson Sonsini Goodrich & Rosati
                                        650 Page Mill Road
                                        Palo Alto, CA 94304-1050
                                        Telephone (650) 493-9300
                                        Facsimile (650) 565-5100
                                        Attorney for E-TEK Dynamics, Inc.


Dated: June 22, 2000



SO ORDERED:

This 26th day of June, 2000.


                                              /s/ Thelton E. Henderson
                                        ----------------------------------------
                                        United States District Judge